UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                           FORM T-1

   STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
   OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
   PURSUANT TO SECTION 305(B)(2)_________________


                      BANKERS TRUST COMPANY
           (Exact name of trustee as specified in its charter)

        NEW YORK                               13-4941247
(Jurisdiction of Incorporation                 (I.R.S. Employer
if not a U.S. national bank)                   Identification n.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                              10006
(Address of principal                           (Zip Code)
executive offices)


                      VALERO ENERGY CORPORATION
             (Exact name of obligor as specified in the charter)


DELAWARE                                        74-1244795
(State or other jurisdiction of                 (I.R.S. employer
of Incorporation or organization)               Identification
no.)


530 MCCULLOUGH AVENUE
SAN ANTONIO, TEXAS                              78215
(Address of principal executive offices)        (Zip Code)


                           DEBT SECURITIES
                  (Title of the indenture securities)

Item 1.  General Information.

         Furnish the following information as to the trustee.

         (a) Name and address of each examining or supervising authority to which it is subject.

         Name                                    Address
         Federal Reserve Bank (2nd District)     New York, NY
         Federal Deposit Insurance Corporation   Washington, D.C.
         New York State Banking Department       Albany, NY

         (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.  Affiliation with Obligor.

         If the obligor is an affiliate of the Trustee, describe each such affiliation.

         None.

Item 3.-15.  Not Applicable

Item 16.     List of Exhibits.

             Exhibit 1 - Restated Organization Certificate of Bankers Trust Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form 1 Statement, Registration No. 33-79862.

             Exhibit 2 - Certificate of Authority to commence business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             Exhibit 3 - Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
Exhibit 2 filed with Form T-1 Statement, Registration No. 33-
21047.

             Exhibit 4 - Existing By-Laws of Bankers Trust
Company, dated as amended on September 21, 1993 - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.

             Exhibit 5 - Not applicable.

             Exhibit 6 - Consent of Bankers Trust Company required by Section 321(b) of the Act - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement,
Registration No. 22-18864.

             Exhibit 7 - A copy of the latest report of condition of Bankers Trust Company dated as of June 30, 1994 - Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration No. 33-83618.

             Exhibit 8 - Not Applicable

             Exhibit 9 - Not Applicable

                             SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of November, 1994.

                            BANKERS TRUST COMPANY


                            By:  /s/ Jenna Rossheim
                                 Jenna Rossheim
                                 Assistant Vice President